                                                                    EXHIBIT 10.2

                       SIXTH AMENDMENT TO CREDIT AGREEMENT

         THIS SIXTH AMENDMENT TO CREDIT AGREEMENT, dated as of the 13th day of September, 2002 (this "Amendment"), is made among SELECTIVE INSURANCE GROUP, INC., a New Jersey corporation with its principal offices in Branchville, New Jersey (the "Parent"), and SELECTIVE INSURANCE COMPANY OF AMERICA, a New Jersey corporation with its principal offices in Branchville, New Jersey ("SICA," and collectively with the Parent, the "Borrowers"), and WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as First Union National Bank) (the "Lender"). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Credit Agreement referred to below, as amended by this Amendment.

                                    RECITALS

         A. The Borrowers and the Lender are parties to a Credit Agreement, dated as of October 22, 1999, as amended (the "Credit Agreement"), providing for the availability of a revolving credit facility to the Borrowers upon the terms and conditions set forth therein.

         B. The Parent plans to issue debt securities in an aggregate principal amount between approximately $100,000,000 and approximately $115,000,000 (the "Debt Issuance") and to use a portion of the proceeds thereof to repay certain existing private placement Indebtedness as and when due. The Borrowers have requested a modification of one of the financial covenants contained in the Credit Agreement in order to permit this Debt Issuance, and the Lender has agreed to such modification upon the terms and conditions set forth herein.

                             STATEMENT OF AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, for themselves and their successors and assigns, agree as follows:

                                   ARTICLE I

                         AMENDMENT TO CREDIT AGREEMENT

         1.1 New Definition. Section 1.1 of the Credit Agreement is hereby amended by adding the following definition thereto in appropriate alphabetical order:

         "        "Sixth Amendment" shall mean the Sixth Amendment to Credit
         Agreement, dated as of September 13, 2002, among the Borrowers and the Lender, which amends this Agreement."

         1.2 Amended Definition. Section 1.1 of the Credit Agreement is hereby further amended by replacing the definition of the term "Agreement," as currently set forth therein, with the definition as set forth below:

         "        "Agreement" shall mean this Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment and the Sixth Amendment and as further amended, modified or supplemented from time to time."

         1.3 Leverage Ratio. Section 6.2 of the Credit Agreement is amended and restated as follows:

         "        Section 6.2 Maximum Consolidated Debt to Total
         Capitalization. The ratio of Consolidated Indebtedness to Consolidated Total Capital as of any date of determination will not be greater than 35%."

         1.4 Notice Provision. Section 9.5(b) of the Credit Agreement is amended and restated as follows:

         "        (b)      if to the Lender, to it at the address set forth on
         its signature page to the Sixth Amendment;"

                                   ARTICLE II

                                 EFFECTIVENESS

         This Amendment shall become effective on the date on which the Debt Issuance is consummated (the "Sixth Amendment Effective Date"), provided that the following conditions shall have been satisfied as of such date:

         2.1 Representations and Warranties; Officer's Certificate. The following shall be true and the Lender shall have received a certificate, signed by the president, chief executive officer or chief financial officer of each Borrower, dated the Sixth Amendment Effective Date, in form and substance satisfactory to the Lender, certifying that (i) each of the representations and warranties of such Borrower contained in this Amendment, the Credit Agreement and the other Credit Documents will be true and correct on and as of the Sixth Amendment Effective Date and after giving effect to this Amendment with the same effect as if made on and as of such date (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty is true and correct as of such date), and (ii) on and as of the Sixth Amendment Effective Date and after giving effect to this Amendment, no Default or Event of Default will have occurred and be continuing.

         2.2 Secretary's Certificates. With respect to each Borrower, the Lender shall have received a certificate, signed by the secretary or an assistant secretary of such Borrower, dated the Sixth Amendment Effective Date, in form and substance satisfactory to the Lender, certifying that (i) since the "Fifth Amendment Effective Date," as defined in the Fifth Amendment, there has been no amendment to the articles of incorporation or bylaws of such Borrower (or, if and to the extent any of the foregoing have been amended since such date, a statement to such effect, attaching copies thereof), and (ii) attached thereto is a true and complete copy of resolutions adopted by the board of directors of such Borrower authorizing the execution, delivery and performance of this Amendment.

         2.3 Fees and Expenses. The Borrowers shall have paid all fees and expenses of the Lender required under the Credit Agreement to have been paid on or prior to the Sixth Amendment Effective Date, including without limitation the reasonable fees and expenses of counsel to the Lender.

         2.4 No Material Adverse Change. Since December 31, 2001, there shall not have occurred any Material Adverse Change.

         2.5 Other Documents. The Lender shall have received such other documents, certificates, opinions and instruments in connection with this Amendment as it shall have reasonably requested.

         2.6 Debt Offering. The Parent shall have completed the Debt Issuance and shall have provided to the Lender evidence that net cash proceeds therefrom have been deposited into escrow and may be used by the Parent only to repay existing debt securities as and when due, all on terms and conditions satisfactory to the Lender. Such escrowed net cash proceeds shall be in the minimum aggregate amount of $60,000,000; provided, however, that if the gross proceeds of the Debt Issuance were greater than $100,000,000, the escrowed cash proceeds shall be in the minimum aggregate amount of the sum of (i) $60,000,000 plus (ii) 80% of the amount by which such gross proceeds exceeded $100,000,000.

         2.7 Amendment to Credit Facility. The Lender shall have received a fully executed copy of an amendment to that certain Credit Agreement dated as of March 3, 1997 between Parent and State Street Bank and Trust Company, as amended, modifying the maximum permitted leverage ratio therein to 35%.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         Each of the Borrowers hereby represents and warrants to the Lender that, after giving effect to this Amendment:

         (a) Each of the representations and warranties of such Borrower contained in the Credit Agreement is true and correct on and as of the date hereof with the same effect as if made on and as of the date hereof (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty is true and correct as of such date).

         (b) On and as of the Sixth Amendment Effective Date, no Default or Event of Default will have occurred or be continuing.

                                   ARTICLE IV

                                    GENERAL

         4.1 Full Force and Effect. From and after the Sixth Amendment Effective Date, all references to the Credit Agreement set forth in any other Credit Document or other agreement or instrument shall, unless otherwise specifically provided, be references to the Credit Agreement as amended by this Amendment and as may be further amended, modified, restated or supplemented from time to time. This Amendment is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of, or consent to departure from, any provision of the Credit Agreement except as expressly set forth herein. Except as expressly amended hereby, the Credit Agreement shall remain in full force and effect in accordance with its terms.

         4.2 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflict of laws (excluding New York General Obligations Law
Section 5-1401).

         4.3 Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

         4.4 Construction. The headings of the various sections and subsections of this Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

         4.5 Severability. To the extent any provision of this Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

         4.6 Successors and Assigns. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.

                   [signatures appear on the following pages]

         IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed by its duly authorized officer as of the day and year first above written.

                                  SELECTIVE INSURANCE GROUP, INC.

                                  By:     /s/ Jennifer W. DiBerardino
                                          --------------------------------------
                                  Name:   Jennifer W. Diberardino

                                  Title:  Asst. Vice President, Asst. Treasurer

                                  SELECTIVE INSURANCE COMPANY OF AMERICA

                                  By:     /s/ Jennifer W. DiBerardino
                                          --------------------------------------
                                  Name:   Jennifer W. Diberardino

                                  Title:  Asst. Vice President, Asst. Treasurer

                             (signatures continue)

                               SIGNATURE PAGE TO
                                SIXTH AMENDMENT

                                  WACHOVIA BANK, NATIONAL ASSOCIATION
                                  (formerly known as First Union National Bank)

                                  By:     /s/ Kimberly Schaffer
                                          -------------------------------------
                                  Name:   Kimberly Schaffer

                                  Title:  Director

                                  Instructions for wire transfers to the
                                  Lender:

                                  Wachovia Bank, National Association
                                  ABA Routing No. 053000219
                                  Account Name:  GL
                                  Account Number:  01459168111011
                                  Attention:  Romonia Lester
                                  Reference:  Selective Insurance

                                  Address for notices:

                                  Wachovia Bank, National Association
                                  201 S. College Street, CP 17
                                  Charlotte, North Carolina 28288-1183
                                  Attention:  Romonia Lester
                                  Telephone:  (704) 383-5364
                                  Telecopy:  (704) 374-2802

                                  with a copy to:

                                  Wachovia Bank, National Association
                                  1339 Chestnut Street, 3rd Floor
                                  Philadelphia, Pennsylvania 19107
                                  Attention:  Kimberly Shaffer
                                  Telephone:  (267) 321-7033
                                  Telecopy:  (267) 321-7102

                               SIGNATURE PAGE TO
                                SIXTH AMENDMENT